UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) December 23, 2005
                                                 (December 21, 2005)
                                                 -------------------

                               Global Signal Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                         001-32168                65-0652634
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(State or other jurisdiction          (Commission            (IRS Employer
  of incorporation)                   File Number)          Identification No.)

    301 North Cattlemen Road, Suite 300, Sarasota, Florida           34232
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     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  (941) 364-8886
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

DEFERRED SHARES AWARD AGREEMENTS

         On December 21, 2005, Global Signal Inc. (the "Company") entered into a Deferred Shares Award Agreement, pursuant to the Global Signal Inc. Omnibus Stock Incentive Plan (the "Plan"), with each of Ronald G. Bizick, II and Jeffrey Langdon (each, an "Executive"). A copy of the Plan was filed as Exhibit 10.21 to the Company's Registration Statement on Form S-11, filed on February 13, 2004, and is incorporated herein by reference. The following summary of certain provisions of the Deferred Shares Award Agreements is qualified in its entirety by reference to each Deferred Shares Award Agreement filed as Exhibits 10.1 and
10.2 hereto and incorporated herein by reference.

         As consideration for the cancellation of certain unvested options (as discussed below), on December 31, 2005, the Company has agreed to grant (i) to Mr. Langdon a cash bonus of $400,000 for 2005 and (ii) to each Executive a deferred shares award (the "Award"), which represents the right to receive up to that number of shares of common stock, par value $0.01, of the Company (the "Common Stock") equal to 150% of an amount of shares (the "Deferred Shares") determined by a formula set forth in the Deferred Shares Award Agreements. The formula for computing the amount of Deferred Shares is based on the difference between fair market value of the Common Stock on the date of grant and the exercise price of certain unvested options held by each Executive, which are being cancelled in consideration for the Award. The amount of shares that each Executive may receive pursuant to the Award is based on the Company's annualized dividend declared in respect of the fourth quarter of 2006. The interest of each Executive in the shares subject to the Award will vest as to 50% of such shares on each of December 31, 2006 and December 31, 2007, conditioned upon the Executive's continued employment with the Company as of each respective vesting date. In the event of the Executive's termination, the Deferred Shares Award Agreements contain provisions that provide for the amount of shares that each Executive may be entitled to receive pursuant to the Award depending upon the circumstances surrounding the termination. The Deferred Shares may not be sold, pledged or otherwise transferred. The Executive will not have any rights of a shareholder, including the right to vote or receive cash dividends, with respect to the Deferred Shares.

         Mr. Bizick's Deferred Shares Award Agreement amends his option agreement, dated March 22, 2004, by providing for the cancellation of options relating to 35,875 shares with an exercise price equal to $8.53 per share and options relating to 107,625 shares with an exercise price equal to $18.00 per share, and the acceleration of vesting of options relating to 46,125 shares with an exercise price equal to $8.53 per share and options relating to 138,375 shares with an exercise price equal to $18.00 per share. Mr. Langdon's Deferred Shares Award Agreement provides for the cancellation of options relating to 16,400 shares with an exercise price equal to $4.26 per share and options relating to 16,400 shares with an exercise price equal to $8.53 per share, each originally issued pursuant to his option agreement, dated March 10, 2003.

AMENDED AND RESTATED EMPLOYMENT AGREEMENTS

         On December 21, 2005, the Company, through its wholly-owned subsidiary, entered into an Amended and Restated Employment Agreement with each of Mr. Bizick (the "Bizick Agreement") and Mr. Langdon (the "Langdon Agreement"). The following summary of certain provisions of the Bizick Agreement and the Langdon Agreement is qualified in its entirety by reference to each agreement, filed as Exhibits 10.3 and 10.4 hereto and incorporated herein by reference.

         The Bizick Agreement provides that Mr. Bizick be employed as Executive Vice President and Chief Operating Officer of the Company. The term of the Bizick Agreement shall end on December 31, 2007, unless otherwise terminated pursuant to its terms. In exchange for services rendered, the Company shall pay Mr. Bizick a base salary at an initial rate of $200,000 per year. Mr. Bizick shall have the opportunity to earn a discretionary bonus in respect of each calendar year in which Mr. Bizick is employed by the Company, provided that such discretionary annual bonus shall be 75% of the base salary.

         The Langdon Agreement provides that Mr. Langdon be employed as Executive Vice President, Sales and Marketing of the Company. The Langdon Agreement has no term, and the Company may terminate Mr. Langdon's employment at any time, with or without cause, subject to certain severance obligations set forth therein. In exchange for services rendered, the Company shall pay Mr. Langdon a base salary at an initial rate of $200,000 per year. Mr. Langdon shall have the opportunity to earn a discretionary bonus in respect of each calendar year in which Mr. Langdon is employed by the Company.

Item 1.02 Termination of a Material Definitive Agreement.

         The description of the termination of the option agreement between the Company and Mr. Langdon, which is set forth in Item 1.01 of this report, is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (c) On December 15, Wesley R. Edens, the Chairman and CEO of the Company, assumed the role of President for the foreseeable future.

         On December 21, the Company appointed Ronald G. Bizick, II as the Company's Executive Vice President and Chief Operating Officer, effective as of December 21, 2005.

         Wesley R. Edens, age 44, is the Chairman of the Company's Board of Directors and its Chief Executive Officer. He has served as Chairman and a director since Global Signal's reorganization in October 2002. He served as the Company's acting Chief Executive Officer from January 31, 2003 until February 11, 2004, when he became its Chief Executive Officer. Mr. Edens has been a Principal and the Chairman of the Management Committee of Fortress Investment Group LLC since co-founding the firm in May 1998. As Chairman of the Management Committee of Fortress Investment Group, he manages and invests in other asset-related investment vehicles and serves on the boards of Fortress Registered Investment Trust and Fortress Investment Trust II. He is the Chairman of the board of directors and Chief Executive Officer of Newcastle Investment Corp., an affiliate of Fortress and a real estate investment trust listed on the New York Stock Exchange. He has also served as a director and the Chief Executive Officer of Eurocastle Investment Limited, an affiliate of Fortress which is listed on the London Stock Exchange, since its inception in 2003, and previously served as the Chairman of Eurocastle's board of directors. Mr. Edens also serves as Chairman of the board of directors of Brookdale Senior Living Inc., a publicly-traded senior living company listed on the New York Stock Exchange. He also serves as the Chairman of the board of directors of Mapeley Limited. In addition, Mr. Edens served as a director of Capstead Mortgage Corporation beginning in December 1999 and assumed the title of Chairman of the Board, Chief Executive Officer and President in April 2000 until July 2003 when he resigned from all positions. Mr. Edens was the head of Global Principal Finance at Union Bank of Switzerland from May 1997 to May 1998. Prior to joining Union Bank of Switzerland, Mr. Edens was a Partner and a Managing Director of BlackRock Financial Management Inc. from October 1993 to May 1997. In addition, Mr. Edens was a Partner and Managing Director of Lehman Brothers from April 1987 to October 1993. Mr. Edens received a Bachelor of Science in Finance from Oregon State University.

         Mr. Bizick, age 38, joined the Company in December 2003 as Executive Vice President of Corporate Development and Operations, a position he has held until his present promotion to Chief Operating Officer. Prior to joining us, Mr. Bizick served as acting Chief Executive Officer and Partner of Archonix Systems, LLC and its predecessor NTPS, LLC from March 2003 to November 2003, both public safety software and related services providers, where he remains an equity partner and advisory board member. He was self-employed, performing various consulting services to wireless and investment companies from February 2002 to March 2003. Mr. Bizick also worked at SBA Communications, another of our main competitors, from February 1990 to January 2002, serving as Executive Vice President and Chief Operating Officer. Mr. Bizick also held various other positions at SBA Communications including Executive Vice President of Operations and Executive Vice President of Sales and Marketing. Mr. Bizick holds a Bachelor of Arts in Business and Communications from the University of Pittsburgh and has completed continuing executive education at Harvard Business School and The Wharton School of Business.

         The description of Mr. Bizick's Amended and Restated Employment Agreement, which is set forth in Item 1.01 of this report, is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

(a) On December 21, 2005, the Board of Directors of the Company amended and restated the Company's bylaws. The following summary of the amended bylaws is qualified in its entirety by reference to the Second Amended and Restated Bylaws of the Company filed as Exhibit 3.1 hereto and incorporated herein by reference. The amendment deleted the requirement that the President also be the Chief Operating Officer of the Company and the provision that the President have the duties and responsibilities customarily possessed by a chief operating officer.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

3.1      Second Amended and Restated Bylaws of Global Signal Inc.

10.1 Deferred Shares Award Agreement, dated December 21, 2005, by and between Global Signal Inc. and Ronald Bizick

10.2 Deferred Shares Award Agreement, dated December 21, 2005, by and between Global Signal Inc. and Jeffrey Langdon

10.3 Amended and Restated Employment Agreement, dated December 21, 2005, by and between Global Signal Services LLC and Ronald G. Bizick, II

10.4 Amended and Restated Employment Agreement, dated December 21, 2005, by and between Global Signal Services LLC and Jeffrey Langdon

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GLOBAL SIGNAL INC.
                                                  (Registrant)


                                                  /s/ Jeffrey A. Klopf
                                                  --------------------------
                                                  Jeffrey A. Klopf
                                                  Executive Vice President,
                                                  General Counsel and Secretary

Date: December 23, 2005

                                 EXHIBIT INDEX

Exhibit Number   Exhibit
--------------   --------------------------------------------------------------

3.1              Second Amended and Restated Bylaws of Global Signal Inc.

10.1 Deferred Shares Award Agreement, dated December 21, 2005, by and between Global Signal Inc. and Ronald Bizick

10.2 Deferred Shares Award Agreement, dated December 21, 2005, by and between Global Signal Inc. and Jeffrey Langdon

10.3 Amended and Restated Employment Agreement, dated December 21, 2005, by and between Global Signal Services LLC and Ronald G. Bizick, II

10.4 Amended and Restated Employment Agreement, dated December 21, 2005, by and between Global Signal Services LLC and Jeffrey Langdon